UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 21, 2006

                      RARE Hospitality International, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Georgia                           0-19924                     58-1498312
---------------                   ------------               -------------------
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


                  8215 Roswell Rd, Bldg. 600, Atlanta, GA 30350
                  ---------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 399-9595
                                 --------------
              (Registrant's Telephone Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01       Regulation FD Disclosure.

                The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

                On September 21, 2006, RARE Hospitality International Inc. (the "Company") announced that its Board of Directors has authorized the following initiatives to enhance long-term shareholder value:

                o Exiting the Bugaboo Creek business through the possible sale of the Bugaboo Creek Steakhouse restaurants and brand.

                o Improving RARE's cost of capital by recapitalizing its balance sheet with initially approximately $125 million of long-term debt.

                o Accelerating the rate of development of the Capital Grille concept beginning in fiscal 2007.

                The full text of the press release is set forth in Exhibit 99.1 hereto.

                The information in this report, including the exhibit hereto, is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number     Description of Exhibit
     --------------     ----------------------
     99.1               Press release issued September 21, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RARE Hospitality International, Inc.

                                        By:  /s/ W. DOUGLAS BENN
                                        ----------------------------------------
                                        Name:  W. Douglas Benn
                                        Title: Executive Vice President, Finance
                                               and Chief Financial Officer


Date: September 21, 2006